UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2005
Global Energy Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31505	23-3020677

(Commission File Number)	(IRS Employer Identification No.)

5000 Legacy Drive, Ste.470 Plano, Texas	75024

(Address of Principal Executive Offices)	(Zip Code)
(972) 943-6040
(Registrant’s telephone number, including area code)

Forward-Looking Statements
Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding GEG’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, market acceptance of GEG’s products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render GEG’s products obsolete, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause GEG’s actual results to differ from management’s current expectations are contained in GEG’s filings with the Securities and Exchange Commission. GEG undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.
Item 1.01 Entry into a Material Definitive Agreement
     On November 14, 2005, Global Energy Group, Inc. (“GEG”) signed a contract with the Cherokee Nation (“The Nation”), whereby The Nation will purchase GEG’s EER+ HVAC product and lighting equipment for The Nation’s facilities in and near Tahlequah, Oklahoma. The effective date of this contract is November 10, 2005. Pursuant to the terms of the contract, GEG will install approximately 100 EER+ units and lighting equipment at such facilities, which installation is expected to be completed in December 2005 or January 2006. The contract is a shared savings agreement that requires The Nation to pay to GEG annual amounts equal to approximately 60% of The Nation’s estimated energy cost savings over seven years resulting from the installation. The aggregate cost savings payments to be made to GEG over the seven year period total approximately $920,000. Upon the expiration of the contract, The Nation will acquire title to the installed equipment.
     GEG is currently negotiating to sell the contemplated revenues under this contract to a financial intermediary, which would enable GEG to realize a discounted value of the contract at the time of such sale. No assurance can be made that GEG will be successful in negotiating the sale of the contract on terms that are satisfactory to GEG.
     GEG currently anticipates that this contract will be the first of several such transactions with The Nation, as The Nation owns several complexes in various areas of Oklahoma. If GEG is unable to sell the contract to a financial intermediary on terms satisfactory to GEG, GEG may reconsider pursuing additional transactions of this nature.
     As the sole member of CND, LLC, The Nation possesses voting disposition power over approximately 52% of the outstanding GEG common stock owned by CND, LLC, and voting control of approximately 68% of GEG.
Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by Global Energy Group, Inc., dated November 16, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY GROUP, INC.
/s/ Craig N. Kitchen
Craig N. Kitchen, CEO and President

Date: November 16, 2005